As filed with the Securities and Exchange Commission on October 26, 2001.

Registration No. 33-39020
(The 59 Wall Street U.S. Treasury Money Fund
 The 59 Wall Street Tax Exempt Money Fund)



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 16

                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 64


                            THE 59 WALL STREET TRUST

               (Exact name of Registrant as specified in charter)


                                 21 Milk Street
                          Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)

           Registrant's Telephone Number, Including Area Code: (617)423-0800


                               PHILIP W. COOLIDGE
                   21 Milk Street, Boston, Massachusetts 02109

                    (Name and Address of Agent for Service)

                                    Copy to:

                         JOHN E. BAUMGARDNER, JR., ESQ.

                              Sullivan & Cromwell

                   125 Broad Street, New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

[X] immediately  upon filing  pursuant to pursuant to paragraph (b)
[ ] on              pursuant to paragraph (b)
[ ] 60 days after filing  pursuant to paragraph (a) i)
[ ] on                pursuant to paragraph  (a)(i)
[ ] 75 days afterfiling pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest (par value $.001)

------------------------------------------------------------------------------
PROSPECTUS

                      The 59 Wall Street Money Market Fund
                   The 59 Wall Street U.S. Treasury Money Fund
                    The 59 Wall Street Tax Exempt Money Fund
        The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund


                   21 Milk Street, Boston, Massachusetts 02109
----------------------------------------------------------------------------



     The Money Market Fund, the U.S. Treasury Money Fund, the Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund are separate series of The 59 Wall Street Trust. Shares of each Fund are offered by this Prospectus. The Money Market Fund invests all of its assets in the BBH U.S. Money Market Portfolio (the Portfolio).

     Brown Brothers Harriman is the Investment Adviser for the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Short/Intermediate Fixed Income Fund and the Portfolio and the administrator and shareholder servicing agent of each Fund. Shares of each Fund are offered at net asset value without a sales charge.




------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



------------------------------------------------------------------------------



                         The date of this Prospectus is
                               October 26, 2001.

TABLE OF CONTENTS


                                                             Page

                                                             -----

Investment Objective                                          3
Principal Investment Strategies                               3
Principal Risk Factors                                        4
Fund Performance                                              6
Fees and Expenses of the Funds                                7
Investment Adviser                                            8
Shareholder Information                                       8
Financial Highlights                                          12
Additional Investment Information                             15

   Brown Brothers Harriman provides four funds for investor's liquid assets. They range from a U.S. Treasury Fund with maximum safety of principal to a Tax Free Short/Intermediate Fixed Income Fund that has the greatest potential for price volatility.

   The net asset value of shares of each of the Money Market Fund, the U.S. Treasury Money Fund and the Tax Exempt Money Fund is expected to remain constant at $1.00 by investing in securities with a maturity of 13 months or less, and by maintaining a dollar-weighted average maturity of 90 days or less. The share price of the Tax Free Short/Intermediate Fixed Income Fund changes daily based on market conditions.

-----------------------------------------------------------------------------------------------------------------------------
                                                                        Invests in    Investment may
                                                       Invest only in   Obligations   be concentrated
                                                         US Treasury    of Foreign    in an Industry        Risk
  Funds                                 NAV of $1.00     Obligations       Banks        or Project        Potential
-----------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Fund                           X              X                                            Lowest
  Money Market Fund                            X                             X               X
  Tax Exempt Money Fund                        X                                             X
  Tax Free Short/Intermediate
    Fixed Income Fund                                                                        X             Highest



INVESTMENT OBJECTIVE

------------------------------------------------------------------------------

The investment objective of the U.S. Treasury Money Fund and the Money Market Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Exempt Money Fund is to provide investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Free Short/Intermediate Fixed Income Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity.
------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

                            U.S. Treasury Money Fund
   The Investment Adviser of the U.S. Treasury Money Fund invests only in securities backed as to principal and interest payments by the full faith and credit of the United States of America. These securities are issues of the U.S. Treasury, such as bills, notes and bonds as well as other full faith and credit obligations of the U.S. Government.

                                Money Market Fund

     The Money Market Fund invests all of its assets in the BBH U.S. Money Market Portfolio, an investment company that has the same investment objective as the Fund. The Investment Adviser invests all of the assets of the Portfolio in short-term securities denominated in U.S. dollars which, at the time of purchase, are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service,Inc., Standard & Poor's Corporation and Fitch) (NRSRO) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Assets of the Portfolio may also be invested in issues that do not carry a short-term rating but fall within the maturity parameters of the Portfolio and carry a long-term debt rating within the two highest debt rating categories by at least two NRSROs. The instruments in which the Investment Adviser may invest include U.S. Government securities and obligations of U.S. and non-U.S. banks (such as certificates of deposit and fixed time deposits), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations. The Portfolio invests at least 80% of its assets in securities issued in the U.S.






                              Tax Exempt Money Fund

   The Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and alternative minimum tax. The Investment Adviser invests all of the Fund's assets in securities which, at the time of purchase, are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Board of Trustees. Issues that do not carry a short-term rating but fall within the maturity parameters of the Fund, must carry a long-term debt rating within the two highest debt rating categories by at least two NRSROs. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. Additionally, municipal securities may be guaranteed by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. The Investment Adviser may invest more than 25% of the Fund's total assets in tax-exempt securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

                           Tax Free Short/Intermediate
                                Fixed Income Fund

   The Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and alternative minimum tax. The Investment Adviser invests all of the Fund's assets in securities which, at the time of purchase, are rated within the three highest rating categories by at least two (unless only rated by one) NRSROs or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Board of Trustees. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. The securities in which the Investment Adviser invests may include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities. The dollar weighted average maturity of the Fund's portfolio is expected to be between one and three years.

PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------

   The principal risks of investing in each Fund are described below. A shareholder may lose money by investing in the Funds. Market Risk, Interest Rate Risk and Credit Risk discussed below are applicable to each Fund and the Portfolio.

o Market Risk:
   The price of a debt security will fluctuate in response to changes in interest rates.

o Interest Rate Risk:
   The amount of income paid to the shareholder by each Fund will fluctuate depending on day-to-day variations in short-term interest rates. In general, the prices of debt securities fall when interest rates rise. The Tax Free Short/Intermediate Fixed Income Fund invests in longer term obligations which are usually more sensitive to interest rate changes than the shorter-term obligations in which the money market funds invest.

o Credit Risk:
   Credit risk refers to the likelihood that an issuer will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Entities providing credit support, or a maturity-shortening structure, also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If a security's structure fails to function as intended, the security could become taxable or decline in value. Because the Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund may invest their assets in municipal securities of issuers financing similar type projects, each Fund may be adversely affected by a particular economic or political event affecting that type project. Because the BBH U.S. Money Market Portfolio invests a significant portion of its assets in bank obligations, the value of these investments and the net assets of the Portfolio could decline more dramatically as a result of adverse events affecting the bank industry.

                                Money Market Fund
o Foreign Investment Risk:
   Because the BBH U.S. Money Market Portfolio invests in securities issued by non-U.S. banks, the Portfolio is subject to additional risks on these securities such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets. There may be rapid changes in the values of these securities.
   Investments in each Fund are neither insured nor guaranteed by the U.S. Government. Shares of each Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in each Fund.

   FUND PERFORMANCE

   The chart and table below give an indication of the risks of investing in the Money Market Fund, U.S. Treasury Money Fund, Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund. The chart shows changes in each Fund's performance from year to year. The table shows how the Tax Free Short/Intermediate Fixed Income Fund's average annual returns for the periods indicated compared to those of a broad measure of market performance. For current yield information, please call 800-625-5759 toll free, or contact your account representative. When you consider this information, please remember that a Fund's performance in past years is not an indication of how a Fund will do in the future.


   As of September 30, 2001 the Money Market Fund, U.S. Treasury Money Fund, Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund had year-to-date returns of 3.20%, 3.12%, 1.90%, and 5.30%, respectively.

[Appears as a bar chart in the printed material]

      U.S. Treasury Money   Money Market    Tax Free Short/    Tax Exempt Money
                                            Intermediate
1990            -              7.90            -                       -
1991            -              6.00            -                       -
1992            3.34           3.60            -                       -
1993            2.60           2.81            5.91                    -
1994            3.49           3.65            0.30                    -
1995            5.18           5.59            7.17                    -
1996            4.72           5.02            3.57                    -
1997            4.76           5.16            3.98                    -
1998            4.60           5.08            4.60                    -
1999            4.06           4.80            0.83                    -
2000            5.41           6.00            4.36                    3.32%


-------------------------------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1993-2000)


                               Highest Return                        Lowest Return
                              --------------------------------------------------------------------------
                                                  Quarter                               Quarter
                                    %             Ended                  %              Ended
                                  -----          ------------           -----          ------------

U.S. Treasury Money Fund         1.40             Dec-00               0.61             Jun-93
Money Market Fund                1.57             Sept-00              0.68             Jun-93
Tax Exempt Money Fund            0.87             Sept-00              0.66            Sept-99
Tax Free Fixed Income Fund       2.47             Mar-95              (0.94)            Mar-94


--------------------------------------------------------------------------------------------------------

Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------------------------------


                                                1 year      5 year     10 year      Life of Fund
                                              ----------  ----------------------------------------------

U.S. Treasury Money Fund*                         5.41%      4.70%                     4.29% (since 03/12/91)
Money Market Fund*                               6.00        5.20       4.77%          6.00 (since 12/12/83)
Tax Exempt Money Fund                            3.32                                  3.06 (since 02/22/99)
Tax Free Fixed Income Fund                       4.36        3.44                      3.89 (since 07/23/92)
Bond Buyer One-Year Note Index                   4.15        3.59                      3.45 (since 07/23/92)
Lehman 3-Year Municipal Index                    6.23        4.65                      4.77 (since 07/23/92)


-----------------------------------------------------------------------------------------------------------

* Total returns are subject to federal income taxes at the stockholders marginal tax rate, which may be as high as 39.6%.

FEES AND EXPENSES OF THE FUNDS
   The tables below describe the fees and expenses1 that an investor may pay if that investor buys and holds shares of the Funds.

                                SHAREHOLDER FEES
                 (Fees paid directly from an Investor's account)
                                                                All Funds
                                                              -----------------
            Maximum Sales Charge (Load)
            Imposed on Purchases                                    None
            Maximum Deferred Sales Charge (Load)                    None
            Maximum Sales Charge (Load)
            Imposed on Reinvested Dividends                         None
            Redemption Fee                                          None
            Exchange Fee                                            None


                         ANNUAL FUND OPERATING EXPENSES
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)



                                                                                Tax Free Short/
                                               Money        U.S. Treasury     Intermediate Fixed     Tax Exempt
                                            Market Fund      Money Fund           Income Fund        Money Fund
                                       ---------------------------------------------------------------------------
----------------------

Management Fees                                     0.10%              0.15%             0.25%                0.15
Distribution (12b-1) Fees                           None               None              None                 None
Other Expenses                                      0.42               0.40              0.58                 0.50
                                                    ----               ----              ----                 ----


  Administration Fee                       0.13%            0.100%               0.15%            0.10%
  Shareholder Servicing/Eligible

    Institution Fee                        0.25             0.225                0.25             0.25
   Other Expenses                          0.04             0.075                0.18             0.15
                                           ----             -----                ----             -----



Total Annual Fund Operating

  Expenses                                          0.52%              0.55%             0.83%                0.65%
                                                    ====               ====              ====                 ====



-----------------------------------------------------------------------------------------------------------------------------------

1  The expenses shown for the Money Market Fund include the expenses of the BBH U.S. Money Market Portfolio.


                                     EXAMPLE
   The example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Funds for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the Investor's costs would be:





                                     Money          U.S. Treasury      Tax Exempt       Tax Free Short/Intermediate
                                 Market Fund2        Money Fund        Money Fund            Fixed Income Fund

                            ------------------------------------------------------------------------------------------------------

1 year                               $ 53               $ 56               $ 63                    $  79
3 years                              $167               $176               $199                   $  246
5 years                              $291               $307               $346                   $  428
10 years                             $653               $689               $774                   $  954

----------------------------------------------------------------------------------------------------------------------------------


2        The example above reflect the expenses of both the Fund and the Portfolio.


----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER


The Investment Adviser to the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Short/Intermediate Fixed Income Fund and BBH U.S. Money Market Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.
-------------------------------------------------------------------------------


   The Investment Adviser provides investment advice and portfolio management services to the Funds and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments.The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At September 30, 2001, it managed total assets of approximately $37 billion.

     A team of individuals manages all four Funds' portfolios on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn E. Baker, Mr. Greg S. Steier, Mr. John Ackler, Mr. Raymond Humphrey, Ms. Debra L. Croviez and Mr. John C.G. Brownlie. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Ackler holds a B.S. from Philadelphia University and a M.B.A. from Lehigh University. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he worked for Nomura Asset Management USA Inc. Mr. Humphrey holds a B.A. from Montclair State College and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1991. Ms. Croviez holds a B.B.A. from George Washington University. She joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, she worked for Republic National Bank. Mr. Brownlie holds a B.A. from Wheaton College. He joined Brown Brothers Harriman in 1995.


   As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser, under the Investment Advisory Agreements, the Funds pay the Investment Adviser the following annual fees, computed daily and payable monthly:

                                             Percentage
                                             of Average
                                                Daily
                                             Net Assets
                                        --------------------
BBH U.S. Money Market Portfolio                  0.10%
U.S. Treasury Money Fund                         0.15%
Tax Exempt Money Fund                            0.15%
Tax Free Short/Intermediate Fixed
  Income Fund                                    0.25%


SHAREHOLDER INFORMATION

------------------------------------------------------------------------------

NET ASSET VALUE
------------------------------------------------------------------------------


   The Trust normally determines the net asset value of each Fund every day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. The U.S. Treasury Money Fund and Tax Exempt Money Fund each calculate their net asset value once daily at 12:00 P.M., New York time. The BBH U.S. Money Market Portfolio and the Tax Free Short/Intermediate Fixed Income Fund each normally calculate their net asset value once daily at 4:00 P.M., New York time. Net asset value is the value of a single share of a Fund.


   It is anticipated that the net asset value per share of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

   The Trust values the assets of the U.S. Treasury Money Fund, Tax Exempt Money Fund and the Portfolio at amortized cost, which is approximately equal to market value. The Trust values the assets in the Tax Free Short/Intermediate Fixed Income Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets of the Tax Free Short/ Intermediate Fixed Income Fund are valued at fair value in accordance with procedures established by the Trustees of the Trust.





                               PURCHASE OF SHARES

   The Trust offers shares of each Fund on a continuous basis at its net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Trust receives the purchase order, including acceptable payment for such order, prior to such calculation. The Trust then executes purchases of Fund shares at the net asset value per share next determined. Shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund are entitled to dividends declared on the day the Trust executes the purchase order on the books of the Trust. Shares of the Tax Free Short/Intermediate Fixed Income Fund are entitled to dividends declared on the next business day following the day the Trust executes the purchase order on the books of the Trust.

   An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

   An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through Brown Brothers Harriman, the Funds' Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. The Trust executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Trust's Custodian, Brown Brothers Harriman, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Funds' Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

   The Trust executes your redemption request at the next net asset value calculated after the Trust receives your redemption request. Shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund continue to earn daily dividends declared prior to the business day that the Trust executes the redemption request on the books of the Trust. Shares of the Tax Free Short/Intermediate Fixed Income Fund continue to earn dividends declared through the business day that the Trust executes the redemption request on the books of the Trust.

   Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Trust pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

   Shareholders may redeem shares held directly in the name of a shareholder on the books of the Trust by submitting a redemption request in good order to the Trust through the Shareholder Servicing Agent. The Trust pays proceeds resulting from such redemption directly to shareholders of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund generally on the day the redemption request is executed, and in any event within seven days. The Trust pays proceeds resulting from such redemption directly to shareholders of the Tax Free Short/Intermediate Fixed Income Fund generally on the next business day after the redemption request is executed, and in any event within seven days.

   A shareholder redeeming shares should be aware that the net asset value of the shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

                            Redemptions by the Trust

   The Shareholder Servicing Agent has established a minimum account size of $100,000 for the Funds, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Trust may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Trust notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

   Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

   The Trust may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

   The net income and short-term capital gains and losses of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund, if any, are declared as a dividend daily and paid monthly. All of the Tax Free Short/Intermediate Fixed Income Fund's net investment income and a discretionary portion of any net short-term capital gains are declared as a dividend daily and paid monthly.
   Determination of each Fund's net income is made each business day immediately prior to the determination of the net asset value per share of each Fund. Net income for days other than such business days is determined at the time of the determination of the net asset value per share of each Fund on the immediately preceding business day.

   Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.


   Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the U.S. Treasury Money Fund and Tax Exempt Money Fund, shares purchased through submission of a purchase order prior to 12:00 P.M., New York time on such a business day begin earning dividends on that business day. For the Money Market Fund, shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. For the Tax Free Short/Intermediate Fixed Income Fund, shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on the next business day. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.


   Such shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. There are no sales charges for the reinvestment of dividends

   Substantially all of the Tax Free Short/Intermediate Fixed Income Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. The Trust may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

                                      TAXES

   Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the Money Market Fund and U.S. Treasury Money Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

   The Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund expect that most of their net income will be attributable to interest on municipal obligations and as a result most of the Funds' dividends to shareholders will not be taxable. The non-exempt portion of dividends are taxable to shareholders of the Funds as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

   The Tax Free Short/Intermediate Fixed Income Fund's capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

   The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

   Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Funds since alternative investments would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

   The financial highlights table is intended to help an investor understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche llp, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                                                         Money Market Fund
                                                                   For the years ended June 30,
                           ------------------------------------------------------------------------------------------------------


                                                2001            2000           1999           1998           1997

                                             ----------      ----------     ----------     ----------     ----------

Net asset value, beginning of year              $1.00           $1.00          $1.00          $1.00          $1.00
   from investment operations:
   Net investment income                         0.05            0.05           0.05           0.05           0.05

Dividends to shareholders from net

  investment income                            (0.05)           (0.05)         (0.05)         (0.05)         (0.05)
                                               ------           ------         ------         ------         ------

                                            ---------      ----------     ----------     ----------     ----------
Net asset value, end of year                    $1.00           $1.00          $1.00          $1.00          $1.00
                                                =====           =====          =====          ======         ======
                                            =========      ==========     ==========     ==========     ==========


Total return(1)                                 5.57%            5.36%          4.77%          5.22%          5.07%
Ratios/supplemental data(2):
  Net assets, end of year
    (000's omitted)                        $1,449,742      $1,421,982     $1,074,741       $937,790       $917,536
   Ratio of expenses to average
     net assets(1)                              0.52%            0.53%          0.53%          0.55%          0.55%
   Ratio of net investment income
     to average net assets                      5.43%            5.29%          4.66%          5.11%          4.96%


---------------------------------------------------------------------------------------------------------------------------------


(1)Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets for the year ended June 30, 1997 would have been 0.55%. For the same period, the total return of the Fund would have been 5.07% and 5.32%, respectively. The expense reimbursement agreement was terminated on July 1, 1997.
(2)Ratios include the Fund's share of Portfolio income, expenses paid by the Portfolio and the expense offset arrangement, asappropriate.



                            U.S. Treasury Money Fund
                          For the years ended June 30,
                         ---------------------------------------------------------------------------------------------------------


                                                2001            2000           1999           1998           1997
                                                ----            ----           ----           ----           ----

                                             -----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year              $1.00           $1.00          $1.00          $1.00          $1.00
Income from investment operations:

   Net investment income                         0.05            0.05           0.04           0.05           0.04
Dividends to shareholders from
  net investment income                        (0.05)           (0.05)         (0.04)         (0.05)         (0.04)
                                               ------           ------         ------                        ------

                                            ---------      ----------     ----------     ----------     ----------
Net asset value, end of year                    $1.00           $1.00          $1.00          $1.00          $1.00
                                                ======          =====          ======         =====          =====
                                            =========      ==========     ==========     ==========     ==========

Total return                                    5.20%            4.75%          4.15%          4.78%          4.75%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                          $186,039        $134,425       $193,222       $194,694       $160,458
  Ratio of expenses to average net
    assets                                      0.55%            0.57%         0.62%           0.56%          0.55%
  Ratio of net investment income to
    average net assets                          5.00%            4.68%         4.07%           4.70%          4.65%




                                                                                   Tax Exempt Money Fund
                                                         ------------------------------------------------------------------------


                                                         For the year ended June 30,            For the period from
                                                         --------------------------              February 22, 1999
                                                                                                 (commencement of
                                                                 2001         2000               operations) to
                                                                                                 June 30, 1999


                                           ------------------------------------------------------------

Net asset value, beginning of period                            $1.00          $1.00                    $1.00
Income from investment operations:
   Net investment income                                         0.03           0.03                     0.01
Dividends to shareholders from
   net investment income                                          (0.03)          (0.03)                  (0.01)
                                                                 ------          ------                   ------



Net asset value, end of period                                  $1.00          $1.00                    $1.00
                                                                 =====          =====                    =====



Total return(1)                                                  3.20%           3.05%                    1.03%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)                  $199,398       $173,050                  $14,654
   Expenses as a percentage of average net assets(1)             0.65%           0.65%                    0.65%(2)
   Ratio of net investment income to average net assets          3.17%           3.24%                    2.63%(2)


-------------------------------------------------------------------------------------------------------------------------------


(1)      Had the expense  payment  agreement and expense  offset  arrangement  not been in place,  the ratio of expenses to
         average net   assets and total return would be as follows:
   Expenses paid by the Fund                                     0.62%          0.62%                     1.23%(2)
   Expense offset arrangement                                    0.03%           0.03%                    0.05%(2)
                                                                 ----            ----                     ----

                                                                               ------                   ------

   Total Expenses                                                0.65%           0.65%                    1.28%(2)
                                                                 ====            ====                     ====
   Total Return                                                  3.20%           3.05%                    0.40%

                                                                               ------                   ------

   ------                                                                      ------
(2)   Annualized.



                                                Tax Free Short/Intermediate Fixed Income Fund
                                                           For the years ended June 30,
                          ---------------------------------------------------------------------------------------------------


                                                2001            2000           1999           1998           1997
                                                ----            ----           ----           ----           ----
Net asset value, beginning of year             $10.24          $10.30         $10.40         $10.33         $10.26
Income from investment operations:
   Net investment income                         0.35            0.34           0.35           0.36           0.37
   Net realized and unrealized
     gain (loss) on investments                  0.29           (0.06)         (0.10)          0.07           0.07
Less dividends and distributions:
Dividends to shareholders from
  net investment income                        (0.35)           (0.34)         (0.35)         (0.36)         (0.37)
                                               -------          ------         ------         ------         ------

                                           ----------      ----------     ----------     ----------     ----------

Net asset value, end of year                   $10.53          $10.24         $10.30         $10.40         $10.33
                                               ======          ======         ======         ======         ======

                                           ==========      ==========     ==========     ==========     ==========

Total return                                    6.37%            2.88%          2.44%          4.25%          4.34%
Ratios/Supplemental Data:

   Net assets, end of year

     (000's omitted)                          $64,592         $78,381        $75,719        $80,160        $55,714
   Ratio of expenses to average net

     assets:

   Net expenses paid by the Fund                0.77%            0.85%          0.82%          0.78%          0.70%(1)
   Expense offset arrangement                   0.06%            0.03%          0.01%          0.02%           n/a
                                                ----             ----           ----           ----            ---

                                           ----------      ----------     ----------     ----------     ----------

      Total expenses                            0.83%            0.88%          0.83%          0.80%          0.70%
   Ratio of net investment income to
     average net assets                         3.36%            3.29%          3.37%          3.49%          3.55%
Portfolio turnover rate                           45%              22%            44%            20%            48%


-------------------------------------------------------------------------------------------------------------------------------


1 Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets for the year ended June 30, 1997, would have been 0.96%. For the same period, the total return of the Fund would have been 4.16%. The expense payment agreement terminated on July 1, 1997.


ADDITIONAL INVESTMENT INFORMATION
                                Money Market Fund

   Investment Structure. The Trust seeks to achieve the investment objective of the Money Market Fund by investing all of the Fund's assets in the Portfolio, a diversified open-end investment company having the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Trust may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees determines that it is otherwise in the best interests of the Fund to do so.


   Investment Securities. The Portfolio will comply with CFTC Rule 1.25 which governs the investment of customer funds as defined in the Commodity Exchange
Act:


   U.S. Government Securities. The Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States.

     Bank Obligations. The Portfolio may invest in U.S. dollar-denominated high quality securities. These securities include negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof. The Portfolio's investments also include obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches. (The Portfolio may only invest in obligations of such non-U.S. banks if such bank has more than $500 million in total assets).

   Commercial Paper. The Portfolio may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.


   Repurchase Agreements. A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The Portfolio always receives as collateral securities which are eligible securities for the Portfolio to purchase.


   Other Obligations. Assets of the Portfolio may be invested in bonds and asset-backed securities with maturities not exceeding thirteen months, issued by U.S. corporations.


     Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund

   The following information describes the securities each Fund may purchase, the interest on which is exempt from federal income tax and the alternative minimum tax. However, other such securities not mentioned below may be purchased for each Fund if they meet the quality and maturity guidelines set forth in each Fund's investment policies.

   Municipal Bonds. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. The Tax Exempt Money Fund may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

   o General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.


   o Revenue Bonds--bonds backed by the revenue of a specific project, facility or tax. These include municipal water, sewer and power utilities;transportation projects; education or housing facilities; industrial development and resource recovery bonds.

   o Refunded Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S.Government obligations that can adequately meet interest and principal payments.


   o Lease Obligation Bonds--bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds.


   o Asset-Backed Bonds--bonds secured by interests in pools of municipal purchase contracts, financing leases and sales agreements. These obligations are collateralized by the assets purchased or leased by the municipality.


   o Zero Coupon Bonds--securities issued at a discount from their face value that pay all interest and principal upon maturity.


   o Participation Certificates--variable rate demand instruments that the Tax Exempt Money Fund may invest in include Participation Certificates purchased by such Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt municipal obligations (expected to be focused in Revenue Bonds) owned by such institutions or affiliated organizations. A participation certificate represents the sale by the bank of an undivided interest in a municipal obligation it owns. These certificates may be supported by a bank letter of credit or guarantee.

   Other Federal Tax-Exempt Obligations--Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Tax Exempt Money Fund would be consistent with such Fund's Investment Objectives, Investment Strategies, and permissable under Rule 2a-7 under the Investment Company Act of 1940 as amended.


   Stand-by Commitments--When the Tax Exempt Money Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price with same day settlement.

   Municipal Notes. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of less than one year. These securities include:

   o Tax and Revenue Anticipation Notes--notes issued in expectation of future taxes or revenues.

   o Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

   Municipal Commercial Paper--obligations issued to meet short-term working capital or operating needs.

   Variable and Floating Rate Instruments--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.

The 59 Wall Street
Money Market Fund
SEC file number: 811-03779
The 59 Wall Street
U.S. Treasury Money Fund
SEC file number: 811-03779
The 59 Wall Street
Tax Exempt Money Fund
SEC file number: 811-03779
The 59 Wall Street
Tax Free Short/Intermediate Fixed Income Fund SEC file number: 811-03779 More information on each Fund is available free upon request, including the following:
   o  Annual/Semi-Annual Report

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during its last fiscal year.
   o  Statement of Additional Information

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).
   To obtain information or make shareholder inquiries:

   o  By telephone

   1-800-625-5759
   o By mail write to the Funds' Shareholder Servicing Agent:

   Brown Brothers Harriman
   59 Wall Street
   New York, NY 10005
   o By E-mail send your request to:

   59wall@bbh.com
   o  On the Internet:

   Text-only versions of Fund documents can be viewed online or downloaded from:
         Brown Brothers Harriman
         http://www.bbh.com
         SEC
         http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                Money Market Fund
                            U.S. Treasury Money Fund
                              Tax Exempt Money Fund
                           Tax Free Short/Intermediate
                                Fixed Income Fund

                                   Prospectus

                                October 26, 2001

WS5039O

                       STATEMENT OF ADDITIONAL INFORMATION
                   THE 59 WALL STREET U.S. TREASURY MONEY FUND
                   21 Milk Street, Boston, Massachusetts 02109

         The 59 Wall Street U.S. Treasury Money Fund (the "Fund") is a separate diversified series of The 59 Wall Street Trust (the "Trust"), organized as a Massachusetts business trust on June 7, 1983 a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a type of mutual fund commonly known as a money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that the investment objective of the Fund will be achieved. The Trust pursues the investment objective of the Fund by investing in short-term obligations backed as to principal and interest payments by the full faith and credit of the United States of America. Although investments held for the Fund are issued by the U.S. Government, an investment in the Fund is not insured or guaranteed by the U.S. Government


         The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

         Brown Brothers Harriman is the investment adviser of the Fund (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 26, 2001, a copy of which may be obtained from the Trust at the address noted above. The date of this Statement of Additional Information is October 26, 2001.

                                Table of Contents


                                                                       Page


Investments

         Investment Objective and Policies  .  .  .  .  .               3
         Investment Restrictions   .  .  .  .  .  .  .  .               4

Management
         Trustees and Officers   .  .  .  .  .                          6
         Investment Adviser  .  .  .  .  .  .  .  .  .  .               11
         Administrators.  .  .  .  .  .  .  .  .  .  .  .               12
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .               13
         Shareholder Servicing Agent,

         Financial Intermediaries and Eligible Institutions             14-15
         Custodian, Transfer and Dividend Disbursing
         Agent                                                          15
         Independent Auditors                                           15
Net Asset Value                       .  .  .  .                        16
Computation of Performance   .  .  .  .  .  .  .                        17
Purchases and Redemptions                                               18
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                       19-21
Description of Shares  .  .  .  .  .  .  .  .  .                       21-23
Portfolio Brokerage Transactions .  .  .  .                            23-24
Additional Information. . . . . . . . . . . . . . .                    24
Financial Statements   .  .  .  .  .  .  .  .  .                       25

                        INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

Treasury Receipts

     Assets of the Fund are not invested in stripped securities issued by any entity other than the U.S. Treasury.

Repurchase Agreements

         Repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time will assets of the Fund be invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and have a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman (the "Custodian"). If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Reverse Repurchase Agreements

         Reverse repurchase agreements may also be entered into for the Fund, although the current intention is not to do so.

Loans of Portfolio Securities

         Securities of the Fund may be loaned if such loans would be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Trust in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Trust or Brown Brothers Harriman

INVESTMENT RESTRICTIONS

         The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information").

         Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Trust, with respect to the Fund, may not:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained;

         (3) write, purchase or sell any put or call option or any combination thereof;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

         (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its total net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its total assets are invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph 6 below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the its total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry; or

         (10) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


         The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies and instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).


       Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Fund may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held; (ii) invest more than 5% of the Fund's assets in repurchase agreements although it is the intention of the Adviser to do so only when other means of efficiently investing cash flows are unavailable; or (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities. These policies are not fundamental and may be changed without shareholder approval.


         Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.


TRUSTEES AND OFFICERS

       The Trustees, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered to the Trust by the Investment Adviser and the Administrator, the Trust itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators.


         The Trustees and executive officers of the Trust, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

TRUSTEES OF THE TRUST


         J.V. SHIELDS, JR.*(5) (aged 63) - Chairman of the Board and Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios(1) (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(2). Vice Chairman and Trustee of New York Racing Assocation. His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD(4) (aged 66) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August
2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Executive Vice President - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN(4)(5) (aged 61) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May
2001); Retired; Vice President and Investment Manager - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Jeffrey Co. and Heitman Financial. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

         ALAN G. LOWY(4) (aged 62) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August
2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Private Investor; Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER(4) (aged 62) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May
2001); Retired,  Executive Vice President and Chief Financial Officer of Richard
K. Mellon and Sons (prior to June 1998); Treasurer of Richard King Mellon Foundation (prior to June 1998); Vice President of the Richard King Mellon Foundation; Trustee, R.K. Mellon Family Trusts; General Partner, Mellon Family Investment Company IV, V and VI; Director of Aerostructures Corporation (since
1996) (2). His business  address is 195  Darlington  Rector Road,  Ligonier,  PA
15658.

         RICHARD L. CARPENTER(4)(5) (aged 68) - Trustee (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of the BBH Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired; Director of Investments, Pennsylvania Public School Employees' Retirement System (prior to December 1997). His business address is 10820 North La Quinta Drive, Tucson, AZ 85737.

         CLIFFORD A. CLARK(4) (aged 71) - Trustee (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of the BBH Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired. His business address is 42 Clowes Drive, Falmouth, MA 02540.

         J. ANGUS IVORY(4) (aged 68) - Trustee (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of the BBH Portfolios (since October
1999); Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Trustee of Islamic Global Equity Fund (since November 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired; Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman; Director of Old Daily Saddlery; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since 1999). His business address is Greenway Farm, Tockenham, Windon, Wiltshire, SN4 7PP England.


OFFICERS OF THE TRUST


         PHILIP W. COOLIDGE (aged 50) - President of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August 2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), Signature Broker-Dealer Services, Inc. ("SBDS"), 59 Wall Street Administrators, Inc. ("59 Wall Street
Administrators") and 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors").

         LINWOOD C. DOWNS (aged 40) -Treasurer; Treasurer of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August 2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Senior Vice President and Treasurer of SFG; Treasurer of SBDS, 59 Wall Street Administrators and 59 Wall Street Distributors.

         CHRISTINE D. DORSEY (aged 31) - Secretary; Secretary of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August 2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Vice President of SFG; Secretary of SBDS, 59 Wall Street Administrators and 59 Wall Street Distributors.

         SUSAN JAKUBOSKI (aged 37) - Assistant Treasurer and Assistant Secretary of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August 2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Assistant Treasurer, Assistant Secretary and Vice President of Signature Financial Group (Cayman) Limited; Vice President of SFG; Assistant Treasurer and Assistant Secretary of Signature Broker-Dealer Services, Inc., 59 Wall Street Administrators and 59 Wall Street Distributors.

         KATE T. ALEN (aged 41) - Assistant Secretary of The 59 Wall Street Trust (since August 2001), The 59 Wall Street Fund, Inc. (since August 2001), the BBH Portfolios (since August 2001), Dow Jones Islamic Market Index Portfolio (since August 2001), BBH Common Settlement Fund, Inc. (since August 2001), Islamic Global Equity Fund (since August 2001) and BBH Common Settlement Fund II, Inc. (since August 2001); Vice President of Signature Financial Group, Inc. (since February 2001); Associate, Dechert (prior to February 2001).



----------------------

* Mr. Shields is an "interested person" of the Trust because of his affiliation with a registered broker-dealer.

(1) The BBH Portfolios consist of the following active investment companies: BBH U.S. Money Market Portfolio, BBH International Equity Portfolio, BBH U.S. Equity Portfolio, BBH European Equity Portfolio,
         BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio and the following inactive investment companies: BBH U.S. Balanced Growth Portfolio and BBH U.S. Intermediate Tax-Exempt Bond Portfolio.

(2) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(3) Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon Family Trusts, Mellon Family Investment Company IV, V and VI and Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.

(4) These Trustees are members of the Audit Committees of the Trust, The 59 Wall Street Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Audit Committees held four meetings during the last fiscal year.

(5) These Trustees are members of the Valuation Committees of the Trust, The 59 Wall Street Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Valuation Committees held two meetings during the last fiscal year.

         The address of each officer is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge and Downs, and Mss. Dorsey and Jakuboski also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.



TRUSTEES OF THE TRUST


         The Trustees of the Trust receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Trust, all series of The 59 Wall Street
Fund, Inc. and the Portfolios and any other active Portfolios having the same
Board of Trustees based upon their respective net assets. In addition, each series of the Trust and The 59 Wall Street Fund, Inc., the Portfolios and any other active Portfolios which has commenced operations pays an annual fee to each Trustee of $1,000.

                                                  Pension or                                     Total
                           Aggregate              Retirement                                     Compensation
                           Compensation           Benefits Accrued          Estimated Annual     from Fund and
Name of Person,            from the Fund          as Part of                Benefits upon        Fund Complex*
Position                   and the Portfolio      Fund Expenses             Retirement           Paid to Trustees



J.V. Shields, Jr.,          $1,911                    none                      none              $38,500
Trustee

Eugene P. Beard,            $1,683                    none                       none              $33,500
Trustee

Richard L. Carpenter,      $1,683                    none                       none              $33,500
Trustee

Clifford A. Clark,          $1,683                    none                      none               $33,500
Trustee

David P. Feldman,          $1,683                    none                       none              $33,500
Trustee

J. Angus Ivory,            $1,683                    none                       none             $33,500
Trustee

Alan G. Lowy,              $1,683                    none                       none             $33,500
Trustee

Arthur D. Miltenberger,    $1,683                    none                       none              $33,500
Trustee


         * The Fund Complex consists of the Trust, The 59 Wall Street Fund, Inc.
(which currently consists of eight series) and eight Portfolios.


         By virtue of the responsibilities assumed by Brown Brothers Harriman under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Trust itself requires no employees other than its officers, and none of its officers devote full time to the affairs of the Trust or, other than the Chairman, receive any compensation from the Fund.


         As of September 30, 2001, the Trust's Trustees and officers as a group owned less than 1% of the Fund's outstanding shares of the Trust. At the close of business on that date, no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund except Mr. Joseph McNay owned 16,287,901 (7.48%) shares and Yale University owned 15,702,400 (7.21%) shares, c/o Brown Brothers Harriman, 59 Wall Street, New York, New York 10005. As of that date, the Partners of Brown Brothers Harriman and their immediate families owned 7,169,755 (3.29%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 17,588,730 (9.48%) shares of the Fund, as to which Brown Brothers Harriman disclaims beneficial ownership.


INVESTMENT ADVISER

         Under its Investment Advisory Agreement with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund and to manage, generally, the Fund's investments.


         The Investment Advisory Agreement between Brown Brothers Harriman and the Trust is dated February 12, 1991, as amended and restated November 1, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust (see "Additional Information").

         The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Fund incurred $360,933, $253,594 and $308,367, respectively, for advisory services.


       The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

         Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

       Pursuant to license agreements between Brown Brothers Harriman and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman, only if Brown Brothers Harriman does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".


ADMINISTRATOR

       Brown Brothers Harriman acts as Administrator of the Trust.

       In its capacity as Administrator, Brown Brothers Harriman administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.



         The Administration Agreement between the Trust and Brown Brothers Harriman (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. The Independent Trustees of the Trust most recently approved the Trust's Administration Agreement on November 9, 2000. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust (see "Additional Information"). The Administration Agreement is terminable by the Trust's Trustees or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust.

         The administrative fee paid to Brown Brothers Harriman is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Fund incurred $241,289, $169,063 and $205,578, respectively, for administrative services.


       Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman, 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.




DISTRIBUTOR

       59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws.


         The Distribution Agreement (dated August 31, 1990) between the Trust and 59 Wall Street Distributors remains in effect for two years from its date of execution and thereafter indefinitely, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was most recently approved by the Independent Trustees of the Trust on February 20, 2001. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). The Distribution Agreement is terminable with respect to the Fund by the Trust's Trustees or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Trust.


       59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.


SHAREHOLDER SERVICING AGENT

       The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


FINANCIAL INTERMEDIARIES

       From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

       The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

       Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Fund's Custodian. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable.

       Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.


INDEPENDENT AUDITORS

Deloitte & Touche LLP, Boston Massachusetts are the independent auditors for the Fund.

CODE OF ETHICS

         The Trust, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).



NET ASSET VALUE

         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust employs specific investment policies and procedures to accomplish this result.

         The Fund's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the Fund's portfolio securities fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold.

         Pursuant to a rule of the Securities and Exchange Commission, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of its shareholders. The use of amortized cost valuations for the Fund is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Fund's shareholders, the Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (ii) the procedures include periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the net asset value per share using amortized cost and the net asset value per share based upon available indications of market value with respect to such portfolio securities;
(iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees will take such steps as they consider appropriate, such as changing the dividend policy, shortening the average portfolio maturity, realizing gains or losses, establishing a net asset value per share by using available market quotations, or reducing the value of the Fund's outstanding shares, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

         Such conditions also generally require that: (i) investments for the Fund be limited to instruments which the Trustees determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained appropriate to the Fund's objective of maintaining a stable net asset value of $1.00 per share and no instrument is purchased with a remaining maturity of more than 13 months; (iii) the Fund's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

COMPUTATION OF PERFORMANCE


         The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The Fund's current yield for the seven-day calendar period ended June 30, 2001 was 3.79%. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the Fund's effective annualized yield for the seven-day calendar period ended June 30, 2001 was 4.04%.


         The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held for the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

         Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

         The Fund's "yield" and "effective yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Funds' investment results as used in such communications are calculated in a manner set forth below.

         The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

PURCHASES AND REDEMPTIONS

         A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

       The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.


         Redemptions from the Fund are processed once a completed account application with a certified taxpayer identification number has been received.


         In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

         A shareholder redeeming shares should be aware that the net asset value of the Fund's shares may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

FEDERAL TAXES

         Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

       Other Taxes. Assets of the Fund are invested in direct obligations of the U.S. Government, the interest from which is specifically exempted from state and local income taxes when held directly by taxpayers. All states by legislation or regulation allow the character of interest income from direct obligations of the U.S. Government received by a regulated investment company organized as a series of a Massachusetts business trust, such as the Fund, to pass through to shareholders. However, a shareholder of the Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Fund's income which is derived from repurchase agreements to the extent practicable. The Trust intends to advise shareholders of the proportion of the Fund's dividends which is derived from interest on direct obligations of the U.S. Government.

       Dividends paid from the Fund which are derived from interest on direct obligations of the U.S. Government are generally expected to be exempt from income taxation in the District of Columbia and the following states:

       Alabama                              Maine                 Ohio
       Arizona                              Maryland              Oklahoma
       Arkansas                             Massachusetts         Oregon
       Colorado                             Michigan              Pennsylvania
       Delaware                             Minnesota             Rhode Island
       Georgia                              Missouri              South Carolina
       Hawaii                               Mississippi           Tennessee
       Idaho                                Montana               Utah
       Illinois                             Nebraska              Vermont
       Indiana                              New Hampshire         Virginia
       Iowa                                 New Jersey            West Virginia
       Kansas                               New Mexico            Wisconsin.
       Kentucky                             North Carolina
       Louisiana                            North Dakota

       Such dividends are also generally expected to be so exempt in the following states provided that a certain minimum percentage of the Fund's assets consist of direct obligations of the U.S. Government. It is the Trust's intention to meet these minimum percentage requirements, none of which is greater than 50%.

       California                           Connecticut              New York.

       There is currently no state income tax in the following states:

       Alaska                               South Dakota            Washington
       Florida                              Texas                   Wyoming.
       Nevada

Shareholders are urged to consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid from the Fund which is derived from interest on direct obligations of the U.S. Government.


       Other Information. Dividends of net income and net short-term gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These distributions are not eligible for the dividends-received deduction allowed to corporate shareholders.

       Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

         This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of four series.

       Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

         Stock certificates are not issued by the Trust.

         The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

         The Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

         The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

         It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

         However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to
(a) any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.





PORTFOLIO BROKERAGE TRANSACTIONS

         Brown Brothers Harriman, as Investment Adviser, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

       Although the Fund generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

       U.S. Treasury securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or market maker for the securities involved. Purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who furnish research and other services to the Fund and or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities.


ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by the independent auditors.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR databse at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo.sec.gov.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

         A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

FINANCIAL STATEMENTS


         The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

ws5669e

                       STATEMENT OF ADDITIONAL INFORMATION
                    THE 59 WALL STREET TAX EXEMPT MONEY FUND

                   21 Milk Street, Boston, Massachusetts 02109

         The 59 Wall Street Tax Exempt Money Fund (the "Fund") is a separate diversified series of The 59 Wall Street Trust (the "Trust") organized as a Massachusetts business trust on June 7, 1983, a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a type of mutual fund commonly known as a tax exempt money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in tax exempt money market instruments. The Fund's investment objective is to achieve as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that the investment objective of the Fund will be achieved.


         The Annual Report of the Fund for the fiscal year ended June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

         Brown Brothers Harriman is the investment adviser of the Fund (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 26, 2001, a copy of which may be obtained from the Trust at the address noted above. The date of this Statement of Additional Information is October 26, 2001.

                                Table of Contents


                                                                       Page


Investments

         Investment Objective and Policies  .  .  .  .  .              3
         Investment Restrictions   .  .  .  .  .  .  .  .              7

Management

         Trustees and Officers   .  .  .  .  .                         9
         Investment Adviser  .  .  .  .  .  .  .  .  .  .              13
         Administrators.  .  .  .  .  .  .  .  .  .  .  .              14
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .              15

         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions            16-17
         Custodian, Transfer and Dividend Disbursing
         Agent                                                         17
         Independent Auditors                                          18
Net Asset Value.  .  .                               .                 18-19
Computation of Performance   .  .  .  .  .  .  .                       19-20
Purchases and Redemptions                                              20-21
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                       21-23
Description of Shares  .  .  .  .  .  .  .  .  .                       23-25
Portfolio Brokerage Transactions .  .  .  .                            25-26
Additional Information. . . . . . . . . . . . . . .                    26
Financial Statements   .  .  .  .  .  .  .  .  .                       27

INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

Municipal leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities.

Generally, the Fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.


Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.


Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.


Municipal market disruption risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult for the Fund to maintain a stable net asset value per share.


Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students'"ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increase, and (f) opposition to nuclear power.

Health care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, the Fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

       Repurchase Agreements. All repurchase agreement transactions are collateralized by U.S. Treasury securities and are entered into only with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. A shareholder of the Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Fund's income which is derived from repurchase agreements to the extent practicable.

       Participation Certificates. A Participation Certificate gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand repurchase feature described below. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation certificates and other variable rate instruments generally will be readjusted. As a result, these instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

       Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank that issued the Participation Certification, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certification of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Trustees of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution and, where applicable, draw on the letter of credit, Guarantee or insurance after no more than 30 days' notice either at any time or at specified intervals no exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime.

        When-Issued and Delayed Delivery Securities. The Fund may purchase municipal securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date and the Fund will set aside the assets to pay for these securities at the time of the agreement. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     Zero Coupon Bonds. The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

     Lease Obligation Bonds. The Fund may invest in lease obligation bonds. These ar backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts have been developed to allow for government issuers to acquire property without meeting the statutory and constitutional requirements generally required for the issuance of debt

       Variable and Floating Rate Instruments. The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

INVESTMENT RESTRICTIONS

         The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information").

       As a fundamental policy, at least 80% of the Fund's assets are invested in securities the interest on which is exempt from federal income taxation and alternative minimum tax.

         Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Trust, with respect to the Fund, may not:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained;

     (3) write, purchase or sell any put or call option or any combination thereof;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

         (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its total net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its total assets are invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph 6 below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the its total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry; or

         (10) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


       The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies and instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).


       Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Fund may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held; or (ii) invest more than 5% of the Fund's assets may be invested in repurchase agreements although it is the intention of the Investment Adviser to do so only when other means of efficiently investing cash flows are unavailable. or (iii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities. These policies are not fundamental and may be changed without shareholder approval.

         Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

       The Investment Adviser does not currently intend to invest the Fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.


TRUSTEES AND OFFICERS

         The Trustees, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered to the Trust by the Investment Adviser and the Administrator, the Trust itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators.

         The Trustees and executive officers of the Trust, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                                                TRUSTEES OF THE TRUST


     J.V. SHIELDS, JR.*(5) (aged 63) - Chairman of the Board and Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios(1) (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(2). Vice Chairman and Trustee of New York Racing Assocation. His business address is Shields & Company, 140 Broadway, New York, NY 10005.

     EUGENE P. BEARD(4) (aged 66) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August
2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Executive Vice President - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

     DAVID P. FELDMAN(4)(5) (aged 61) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August
2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired; Vice President and Investment Manager - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Jeffrey Co. and Heitman Financial. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.

     ALAN G. LOWY(4) (aged 62) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Private Investor; Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

     ARTHUR D. MILTENBERGER(4) (aged 62) - Trustee; Trustee of The 59 Wall Street Trust; Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios (since October 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May
2001); Retired,  Executive Vice President and Chief Financial Officer of Richard
K. Mellon and Sons (prior to June 1998); Treasurer of Richard King Mellon Foundation (prior to June 1998); Vice President of the Richard King Mellon Foundation; Trustee, R.K. Mellon Family Trusts; General Partner, Mellon Family Investment Company IV, V and VI; Director of Aerostructures Corporation (since
1996) (2). His business  address is 195  Darlington  Rector Road,  Ligonier,  PA
15658.

     RICHARD L. CARPENTER(4)(5) (aged 68) - Trustee (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of the BBH Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired; Director of Investments, Pennsylvania Public School Employees' Retirement System (prior to December 1997). His business address is 10820 North La Quinta Drive, Tucson, AZ 85737.

     CLIFFORD A. CLARK(4) (aged 71) - Trustee (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of the BBH Portfolios; Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Trustee of Islamic Global Equity Fund (since August 2001); Retired. His business address is 42 Clowes Drive, Falmouth, MA 02540.

     J. ANGUS IVORY(4) (aged 68) - Trustee (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Director of The 59 Wall Street Fund, Inc. (since October 1999); Trustee of the BBH Portfolios (since October 1999); Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Trustee of Islamic Global Equity Fund (since November 2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Retired; Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman; Director of Old Daily Saddlery; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since
1999). His business address is Greenway Farm, Tockenham, Windon, Wiltshire, SN4 7PP England.


                              OFFICERS OF THE TRUST


     PHILIP W. COOLIDGE (aged 50) - President of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August
2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), Signature Broker-Dealer Services, Inc. ("SBDS"), 59 Wall Street Administrators, Inc. ("59 Wall Street
Administrators") and 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors").

     LINWOOD C. DOWNS (aged 40) -Treasurer; Treasurer of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August 2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Senior Vice President and Treasurer of SFG; Treasurer of SBDS, 59 Wall Street Administrators and 59 Wall Street Distributors.

     CHRISTINE D. DORSEY (aged 31) - Secretary; Secretary of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August 2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Vice President of SFG; Secretary of SBDS, 59 Wall Street Administrators and 59 Wall Street Distributors.

     SUSAN JAKUBOSKI (aged 37) - Assistant Treasurer and Assistant Secretary of The 59 Wall Street Trust, The 59 Wall Street Fund, Inc., the BBH Portfolios, Dow Jones Islamic Market Index Portfolio (since March 1999), BBH Common Settlement Fund, Inc. (since August 2000), Islamic Global Equity Fund (since November 2000) and BBH Common Settlement Fund II, Inc. (since May 2001); Assistant Treasurer, Assistant Secretary and Vice President of Signature Financial Group (Cayman) Limited; Vice President of SFG; Assistant Treasurer and Assistant Secretary of Signature Broker-Dealer Services, Inc., 59 Wall Street Administrators and 59 Wall Street Distributors.

     KATE T. ALEN (aged 41) - Assistant Secretary of The 59 Wall Street Trust (since August 2001), The 59 Wall Street Fund, Inc. (since August 2001), the BBH Portfolios (since August 2001), Dow Jones Islamic Market Index Portfolio (since August 2001), BBH Common Settlement Fund, Inc. (since August 2001), Islamic Global Equity Fund (since August 2001) and BBH Common Settlement Fund II, Inc. (since August 2001); Vice President of Signature Financial Group, Inc. (since February 2001); Associate, Dechert (prior to February 2001).

---------------------


* Mr. Shields is an "interested person" of the Trust because of his affiliation with a registered broker-dealer.

(1) The BBH Portfolios consist of the following active investment companies: BBH U.S. Money Market Portfolio, BBH International Equity Portfolio, BBH U.S. Equity Portfolio, BBH European Equity Portfolio,
         BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio and the following inactive investment companies: BBH U.S. Balanced Growth Portfolio and BBH U.S. Intermediate Tax-Exempt Bond Portfolio.

(2) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(3) Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon Family Trusts, Mellon Family Investment Company IV, V and VI and Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.


(4) These Trustees are members of the Audit Committees of the Trust, The 59 Wall Street Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Audit Committees held four meetings during the last fiscal year.

(5) These Trustees are members of the Valuation Committees of the Trust, The 59 Wall Street Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the BBH Portfolios. The Valuation Committees held two meetings during the last fiscal year.


         The address of each officer is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge and Downs, and Mss. Dorsey and Jakuboski also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.





         The Trustees of the Trust receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Trust, all series of The 59 Wall Street
Fund, Inc. and the Portfolios and any other active Portfolios having the same
Board of Trustees based upon their respective net assets. In addition, each series of the Trust and The 59 Wall Street Fund, Inc., the Portfolios and any other active Portfolios which has commenced operations pays an annual fee to each Trustee of $1,000.


                                                  Pension or                                     Total
                           Aggregate              Retirement                                     Compensation
                           Compensation           Benefits Accrued          Estimated Annual     from Fund and
Name of Person,            from the Fund          as Part of                Benefits upon        Fund Complex*
Position                   and the Portfolio      Fund Expenses             Retirement           Paid to Trustees


J.V. Shields, Jr.,         $1,608                    none                      none              $38,500
Trustee

Eugene P. Beard,           $1,456                    none                       none              $33,500
Trustee

Richard L. Carpenter,      $1,456                    none                       none              $33,500
Trustee

Clifford A. Clark,         $1,456                    none                       none              $33,500
Trustee

David P. Feldman,          $1,456                    none                       none              $33,500
Trustee

J. Angus Ivory,            $1,456                    none                       none             $33,500
Trustee

Alan G. Lowy,              $1,456                    none                       none             $33,500
Trustee

Arthur D. Miltenberger,    $1,456                    none                       none              $33,500
Trustee


         * The Fund Complex consists of the Trust, The 59 Wall Street Fund, Inc.
which currently consists of eight series and eight Portfolios.


      By virtue of the responsibilities assumed by Brown Brothers Harriman under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Trust itself requires no employees other than its officers, and none of its officers devote full time to the affairs of the Trust or, other than the Chairman, receive any compensation from the Fund.


         As of September 30, 2001, the Trust's Trustees and officers as a group owned less than 1% of the Fund's outstanding shares of the Trust. At the close of business on that date no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund except James N. Alvez owned 24, 291,686 (9.77%) shares and EW Alyward & Co. owned 17,700,000 (7.12%) shares, c/o Brown Brothers Harriman, 59 Wall Street, New York, NY 10005. As of that date, the Partners of Brown Brothers Harriman and their immediate families owned 11,668,452 (4.70%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 155,326,505 (62.50%) shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.



INVESTMENT ADVISER

      Under its Investment Advisory Agreement with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund and to manage, generally, the Fund's investments.


         The Investment Advisory Agreement between Brown Brothers Harriman and the Trust is dated February 12, 1991, as amended and restated November 1, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust (see "Additional Information").

      The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the period February 16, 1999 through June 30, 1999, the Fund incurred $4,948 for advisory services. For the fiscal years ended June 30, 2001 and 2000, the Fund incurred $236,448 and $126,507, respectively, for advisory services.


       The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

       Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

       Pursuant to license agreements between Brown Brothers Harriman and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman, only if Brown Brothers Harriman does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".


ADMINISTRATOR

       Brown Brothers Harriman acts as Administrator of the Trust.

       In its capacity as Administrator, Brown Brothers Harriman administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.


      The Administration Agreement between the Trust and Brown Brothers Harriman (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Trustees of the Trust most recently approved the Trust's Administration Agreement on November 9, 2000. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust (see "Additional Information"). The Administration Agreement is terminable by the Trust's Trustees or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust.

      The administrative fee paid to Brown Brothers Harriman is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the period February 16, 1999 through June 30, 1999, the Fund incurred $3,299 for administrative services. For the fiscal years ended June 30, 2001 and 2000, the Fund incurred $157,632 and $84,338 for administrative services.


       Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman, 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman 59 Wall Street Administrators' subadministrative duties may include providing equipment andclerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.


DISTRIBUTOR

       59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws.


      The Distribution Agreement (dated August 31, 1990) between the Trust and 59 Wall Street Distributors remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was most recently approved by the Independent Trustees of the Trust on February 20, 2001. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Trust's Trustees or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Trust.


      59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.



EXPENSE PAYMENT AGREEMENT


      Under an expense payment agreement dated February 9, 2000, 59 Wall Street Administrators pays the Fund's expenses (see "Expense Table" in the Prospectus), other than fees paid to Brown Brothers Harriman under the Trust's Administration Agreement and other than expenses relating to the organization of the Fund. In return, 59 Wall Street Administrators receives a fee from the Fund such that after such payment the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.65% of the average daily net assets of the Fund. Such fees are computed daily and paid monthly. The expense payment agreement was terminated on August 30, 2001.

         The expenses of the Fund paid by 59 Wall Street Administrators under the agreement include the shareholder servicing/eligible institution fees, the compensation of the Trustees of the Trust; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the net asset value of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund.


      For the fiscal year ended June 30, 2001, 59 Wall Street Administrators incurred $694,085 in expenses, including investment advisory fees of $236,448, shareholder servicing/eligible institution fees of $393,080 and custody fees of $56,042, on behalf of the Fund.



SHAREHOLDER SERVICING AGENT

       The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.






FINANCIAL INTERMEDIARIES
       From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

       The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

       Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Fund's Custodian. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable.

       Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

       Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

CODE OF ETHICS

         The Trust, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).


NET ASSET VALUE

      The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust employs specific investment policies and procedures to accomplish this result.

       The Fund's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the Fund's portfolio securities fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold.

      Pursuant to a rule of the Securities and Exchange Commission, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of its shareholders. The use of amortized cost valuations for the Fund is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Fund's shareholders, the Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (ii) the procedures include periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the net asset value per share using amortized cost and the net asset value per share based upon available indications of market value with respect to such portfolio securities;
(iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees will take such steps as they consider appropriate, such as changing the dividend policy, shortening the average portfolio maturity, realizing gains or losses, establishing a net asset value per share by using available market quotations, or reducing the value of the Fund's outstanding shares, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

      Such conditions also generally require that: (i) investments for the Fund be limited to instruments which the Trustees determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained appropriate to the Fund's objective of maintaining a stable net asset value of $1.00 per share and no instrument is purchased with a remaining maturity of more than 13 months; (iii) the Fund's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

      It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

COMPUTATION OF PERFORMANCE


      The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The Fund's current yield for the seven-day calendar period ended June 30, 2001 was 2.60%. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the Fund's effective annualized yield for the seven-day calendar period ended June 30, 2001 was 2.64%


      The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held for the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

      Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

       The Fund's "yield", "effective yield" and "tax equivalent yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below.

       The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is the yield a fully taxable investment would have to return to an investor subject to the highest marginal federal tax rate to provide a comparable return.


PURCHASES AND REDEMPTIONS

      A confirmation of each purchase redemption transaction is issued on execution of that transaction.

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

       In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.


       Redemptions from the Fund are processed once a completed account application with a certified taxpayer identification number has been received.


       The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

FEDERAL TAXES

       Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to meet such requirements.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

      To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

      Return of Capital. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

      Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

      Other Taxes. In accordance with the investment objective of the Fund, it is expected that the Fund's net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as "exempt interest dividends" under Section 852(b)(5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income. Although it is not intended, it is possible that the Fund may realize short-term capital gains or losses from securities transactions as well as taxable interest income depending on market conditions.

       In accordance with Section 852(b)(5) of the Code, in order for the Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

       The non-exempt portion of dividends is taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders.

       The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Fund.

      The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

       The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their own tax advisors about the status of distributions from the Fund in their own states and localities.

       Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

       This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

      The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of four series.

       Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


      Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

      Stock certificates are not issued by the Trust.

       The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

       The Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution of the Financial Intermediary may vote any shares as to which that Eligible Institution of the Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution of the Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution of the Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

       The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees have been elected by the shareholders.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

      It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

      However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to (a) any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

      Brown Brothers Harriman, as Investment Adviser, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

       The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities.

ADDITIONAL INFORMATION

      As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by the independent auditors.

      With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

      A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

FINANCIAL STATEMENTS


      The Annual Report of the Fund for the fiscal year ended June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

                                   PART C
                               OTHER INFORMATION

ITEM 23  EXHIBITS:

(a)     Amended and Restated Declaration of Trust of the
         Registrant (10)
(a)(i)   Designation of Series of The 59 Wall Street U.S. Treasury Money
         Fund (10)
(a)(ii) Designation of Series of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (10)
(a)(iv)  Designation of Series of The 59 Wall Street Tax Exempt Money
         Fund (11)
(b)      By-Laws of the Registrant (10)
(c)      Not Applicable
(d)     Advisory Agreement with respect to The 59 Wall Street Money
         Market Fund (7)
(d)(i)   Advisory Agreement with respect to The 59 Wall Street U.S.
         Treasury Money Fund (10)
(d)(ii)   Advisory Agreement with respect to The 59 Wall Street Tax
         Free Short/Intermediate Fixed Income Fund (8)
(d)(iii)  Advisory Agreement with respect to The 59 Wall Street Tax Exempt
         Money Fund (11)
(e)      Distribution Agreement (2)
(f)       Not Applicable
(g)(i)(a) Custody Agreement (1)
(g)(i)(b) Custody Agreement with Brown Brothers Harriman & Co. (14)
(g)(i)   Transfer Agency Agreement (1)
(g)(ii)  Transfer Agency Agreement with Forum Financial Services (13)
(h)(i)(a)Amended and Restated Administration Agreement (9)
(h)(i)(b)Administration Agreement with Brown Brothers Harriman Trust
         Company LLC (14)
(h)(ii)   Subadministrative Services Agreement (9)
(h)(iii)  License Agreement (2)
(h)(iv)  Shareholder Servicing Agreement (9)
(h)(v)   Eligible Institution Agreement (9)
(h)(vi)(a) Form of Expense Reimbursement Agreement with respect to
         The 59 Wall Street Money Market Fund (6)
(h)(vi)(b) Form of Expense Reimbursement Agreement with respect to
         The 59 Wall Street U.S. Treasury Money Fund (6)
(h)(vi)(c) Form of Expense Reimbursement Agreement with respect to
         The 59 Wall Street Tax Free Short/Intermediate Fixed Income
         Fund (7)
(h)(vi)(d) Expense Reimbursement Agreement with respect to
         The 59 Wall Street Tax Exempt Money Fund (11)
(i)       Opinion of Counsel (including consent) (12)
(j)       Consent of independent auditors (14)
(k)       Not Applicable
(l)      Purchase Agreement (1)
(m)      Not Applicable
(n)      Not Applicable
(p)      Not Applicable
16(a)    Schedule of Computation of Performance Quotations
           with respect to The 59 Wall Street Money Market Fund (5)
  (b)   Schedule of Computation of Performance Quotations
          with respect to The 59 Wall Street U.S. Treasury Money
          Fund (6)
  (c)   Schedule of Computation of Performance Quotations with
          respect to The 59 Wall Street Tax Free
          Short/Intermediate Fixed Income Fund (4)
17      Financial Data Schedule. (12)

(1) Filed with Amendment No. 1 to this Registration Statement on October 28, 1983.
(2) Filed with Amendment No. 10 to this Registration Statement on August 31, 1990.
(3) Filed with Amendment No. 11 to this Registration Statement on February 14, 1991.
(4) Filed with Amendment No. 14 to this Registration Statement on June 15, 1992.
(5) Filed with Amendment No. 15 to this Registration Statement on October 27, 1992.
(6) Filed with Amendment No. 16 to this Registration Statement on October 27, 1992.
(7) Filed with Amendment No. 17 to this Registration Statement on September 3, 1993.
(8) Filed with Amendment No. 18 to this Registration Statement on September 3, 1993.
(9) Filed with Amendment No. 19 to this Registration Statement on September 3, 1993.
(10) Filed with Amendment No. 30 to this Registration Statement on October 27, 1995.
(11) Filed with Amendment No. 41 to this Registration Statement on November 30, 1998.
(12) Filed with Amendment No. 55 to this Registration Statement on November 1, 1999.
(13) Filed with Amendment No. 61 to this Registration Statement on September 29, 2000.
(14)     Filed herewith.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.


         See "Trustees and Officers" in the Statement of Additional Information filed as part of this Registration Statement.


ITEM 25.         INDEMNIFICATION.

         As permitted by Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VII of the Registrant's By-Laws, officers, Trustees, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 5 of the Distribution Agreement, 59 Wall Street Distributors, Inc., as Distributor of shares of each series of the Registrant, may be indemnified against certain liabilities which it may incur. Such Article VII of the By-Laws and Section 5 of the Distribution Agreement are hereby incorporated by reference in their entirety.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the Registrant or the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The investment adviser of the Registrant's Money Market Fund, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 27.         PRINCIPAL UNDERWRITERS.

         (a) 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and its affiliates also serve as administrator and/or distributor to other registered investment companies.


         (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, MA
                  02109. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Trustee of the Registrant.

PHILIP W. COOLIDGE: President, Chief Executive Officer and Director of 59 Wall Street Distributors. President of Registrant.

CHRISTINE D. DORSEY: Secretary of 59 Wall Street Distributors. Secretary of the Registrant.

LINWOOD C. DOWNS:Treasurer of 59 Wall Street Distributors. Assistant Treasurer of the Registrant.

SUSAN JAKUBOSKI: Assistant Treasurer and Assistant Secretary of 59 Wall Street Distributors. Assistant Treasurer and Assistant Secretaryof the Registrant.

ROBERT G. DAVIDOFF: Director of 59 Wall Street Distributors; CMNY Capital, L.P., 135 East 57th Street, New York, NY 10022.

DONALD S. CHADWICK: Director of 59 Wall Street Distributors; 4609 Bayard Street, Apartment 411, Pittsburgh, PA 15213.

LEEDS HACKETT: Director of 59 Wall Street Distributors; Hackett Associates Limited, 1260 Avenue of the Americas, 12th Floor, New York, NY 10020.

LAURENCE B. LEVINE: Director of 59 Wall Street Distributors; Blair Corporation, 250 Royal Palm Way, Palm Beach, FL 33480.

         (c) Not Applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Trust
         59 Wall Street Distributors, Inc.
         59 Wall Street Administrators, Inc.
         21 Milk Street
         Boston, MA 02109
         (subadministrator and distributor)

         Brown Brothers Harriman
         59 Wall Street
         New York, NY 10005
         (investment adviser)

         Brown Brothers Harriman
         40 Water Street
         Boston, MA  02109
         (custodian)

         Forum Financial Services, LLC
         Two Portland Square
         Portland, ME  04101
         (transfer agent)


ITEM 29.          MANAGEMENT SERVICES.

         Other than as set forth under the caption "Management of the Trust" in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.          UNDERTAKINGS.

         (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th day of October, 2001.

THE 59 WALL STREET TRUST

By /s/PHILIP W. COOLIDGE
   (Philip W. Coolidge, President)

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

SIGNATURE                   TITLE


                           Trustee and
/s/JOSEPH V. SHIELDS, JR.  Chairman of the Board
(J.V. Shields, Jr.)

                           President (Principal
/s/PHILIP W. COOLIDGE      Executive Officer)
(Philip W. Coolidge)


/s/EUGENE P. BEARD         Trustee
(Eugene P. Beard)


/s/DAVID P. FELDMAN        Trustee
(David P. Feldman)


/s/ARTHUR D. MILTENBERGER  Trustee
(Arthur D. Miltenberger)


/s/ALAN G. LOWY            Trustee
(Alan G. Lowy)

/s/RICHARD L. CARPENTER     Trustee
(Richard L. Carpenter)


/s/CLIFFORD A. CLARK         Trustee
(Clifford A. Clark)


/s/J. ANGUS IVORY             Trustee
(J. Angus Ivory)

                          Treasurer (Principal
/s/LINWOOD C. DOWNS       Financial and Principal
(Linwood C. Downs)        Accounting Officer)